Exhibit 10.2

SECOND SUPPLEMENTAL INDENTURE

dated as of October 19, 2007

to

INDENTURE

dated as of December 20, 2002

among

Compass Minerals International, Inc.,

as Issuer,

and

The Bank of New York Trust Company, N.A.,

as Trustee

THIS SECOND SUPPLEMENTAL INDENTURE to the Indenture (as defined below) (the “Second Supplemental Indenture”), dated as of October 19, 2007, is made by and between Compass Minerals International, Inc., a Delaware corporation (the “Company”), and The Bank of New York Trust Company, N.A., as successor trustee (the “Trustee”), and amends the Indenture, dated as of December 20, 2002, among the Company and The Bank of New York, as trustee (as amended from time to time, the “Indenture”).

RECITALS:

A.           Pursuant to the Indenture, the Company has issued its 12 ¾% Series B Senior Discount Notes due 2012 (the “Notes”).

B.           The Company and the Trustee desire by this Second Supplemental Indenture to amend certain provisions of the Indenture.

C.           Consent to the amendments set forth in Article I herein have been received from the Holders of more than a majority in principal amount of the outstanding Notes.

D.           This Second Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company.

E.           The Company has directed the Trustee to execute and deliver this Second Supplemental Indenture in accordance with Section 9.2 of the Indenture.  The amendments set forth herein do not trigger subsections (i) through (vi) of Section 9.2 of the Indenture.

F.           Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

G.           The recitals set forth above shall be deemed to be statements by the Company and not statements by the Trustee.

NOW, THEREFORE, it is hereby agreed as follows:

ARTICLE I
AMENDMENTS

Section 1.01.  Certain Defined Terms.  The following provisions set forth in Section 1.1 (Definitions) of the Indenture are hereby amended as follows:

(a)           The definition of each of “Acquired Indebtedness”, “Affiliate Transaction”, “Asset Acquisition”, “Consolidated EBITDA”, “Consolidated Fixed Charge Coverage Ratio”, “Consolidated Fixed Charges”, “Consolidated Interest Expense”, “Consolidated Net Income”, “Consolidated Non-Cash Charges”, “Excluded Contribution”, “Existing Compass Minerals Indenture”, “Existing Compass Minerals Notes”, “Independent Financial Advisor”, “Investment”, “Management Agreement”, “Merger Agreement”, “Net Proceeds Offer”, “Net Proceeds Offer Amount”, “Net Proceeds Offer Payment Date”, “Net Proceeds Offer Trigger Date”, “Permitted Business”, “Permitted Indebtedness”, “Permitted Investments”, “Permitted Liens”, Purchase Money Indebtedness”, “Recapitalization”, “Reference Date”, “Refinance”,

“Refinancing Indebtedness”, “Replacement Assets”, “Restricted Payment”, “Series A Preferred Stock”, “Transaction Date”, “Transactions” and “Weighted Average Life to Maturity” is deleted in its entirety.

(b)           Subsection (9) of the the definition of “Asset Sale” is deleted in its entirety and replaced with the following:

“(9)           {Reserved}; and”

(c)           The following language is hereby deleted from the definition of “Indebtedness”:

“For purposes of Section 4.4, in determining the principal amount of any Indebtedness to be incurred by the Company or any Restricted Subsidiary or which is outstanding at any date, the principal amount of any Indebtedness which provides that an amount less than the principal amount thereof shall be due upon any declaration of acceleration thereof shall be the accreted value thereof at the date of determination.”

(d)           The definition of “Unrestricted Subsidiary” is deleted in its entirety and replaced with the following:

“Unrestricted Subsidiary” of any Person means (1) any Subsidiary of such Person that is designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below and (2) any Subsidiary of an Unrestricted Subsidiary.  The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided that (x) the Subsidiary to be so designated at the time of designation has total consolidated assets of $1,000 or less and (y) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries (other than the assets of such Unrestricted Subsidiary). The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if  immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the foregoing provisions.”

Section 1.02.  The fourth paragraph of Section 2.2 (Execution and Authentication) is hereby deleted in its entirety and replaced with the following:

“The Trustee shall authenticate (i) Initial Notes for original issue on the Issue Date in the aggregate principal amount at maturity not to exceed $123,500,000, (ii) pursuant to the Exchange Offer, Exchange Notes from time to time for issue only in exchange for a like Accreted Value and principal amount at maturity of Initial Notes and (iii) one or more series of Securities for original issue after the Issue Date (such Securities to be substantially in the form of Exhibit A or Exhibit B, as the case may be) in an unlimited amount (and if in the form of Exhibit A the same Accreted Value and principal amount at maturity of Exchange Notes in exchange therefor upon consummation of a registered exchange offer), in each case upon written orders of the Issuer in the form of an Officers’ Certificate. In addition, each such Officers’ Certificate shall specify the amount of Securities to be authenticated, the date on which the Securities are to be authenticated, whether the Securities are to be Initial Notes, Exchange Notes or Securities issued under clause (iii) of the preceding sentence and the aggregate principal amount at maturity of Securities outstanding on the date of authentication, and shall further specify the amount at maturity of such Securities to be issued as a Global Security or Physical Securities. Such Securities shall initially be in the form of one or more Global Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount at maturity of, the Securities to be issued, (ii) shall be registered in the name of the Depository for such Global Security or Securities or its nominee and (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instruction. All Securities issued under this Indenture shall vote and consent together on all matters as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.”

Section 1.03.   The third sentence of Section 2.3 (“Registrar and Paying Agent”) is hereby deleted in its entirety and replaced with the following:

“The Issuer may act as its own Registrar or Paying Agent except that, for the purposes of Articles Three and Eight and Section 4.16, neither the Issuer nor any Affiliate of the Issuer shall act as Paying Agent.”

Section 1.04.                                Subsection (a) of Section 2.6 (“Transfer and Exchange”) is hereby deleted in its entirety and replaced with the following:

“(a)           Subject to the provisions of Sections 2.14 and 2.15, when Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount at maturity of Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Securities surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Securities at the Registrar’s or co-Registrar’s request. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Section 2.2, 2.10, 3.6, 4.16 or 9.5). The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any

Security (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing, (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Security being redeemed in part, and (iii) during a Change of Control Offer if such Security is tendered pursuant to such Change of Control Offer and not withdrawn. A Global Security may be transferred, in whole but not in part, in the manner provided in this Section 2.6(a), only to a nominee of the Depository for such Global Security, or to the Depository, or a successor Depository for such Global Security selected or approved by the Issuer, or to a nominee of such successor Depository.”

Section 1.05.                                The heading and text of each of Section 4.3 (Limitation on Restricted Payments), Section 4.4 (Limitation on Incurrence of Additional Indebtedness), Section 4.6 (Payment of Taxes and Other Claims), Section 4.7 (Maintenance of Properties and Insurance), Section 4.9 (Compliance With Laws), Section 4.10 (Reports To Holders), Section 4.11 (Waiver of Stay, Extension or Usury Laws), Section 4.12 (Limitation on Transactions with Affiliates), Section 4.13 (Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries), Section 4.14 (Limitation on Issuances of Guarantees by Restricted Subsidiaries), Section 4.15 (Limitation on Liens), Section 4.17 (Limitation on Asset Sales), clauses (ii)-(iv) of Section 5.1(a) (Merger, Consolidation and Sale of Assets), and clauses (iii)-(v) of Section 6.1 (Events of Default) of the Indenture are deleted in their entirety and replaced with the following:

“{Reserved}”.

Section 1.06.                                Subsection (b) of Section 4.8 (Compliance Certificate; Notice of Default) is hereby deleted in its entirety and replaced with the following:

“(b)  {Reserved}”.

Section 1.07.  Section 5.1(c) is hereby deleted in its entirety and replaced with the following:

“Each Guarantor (other than any Guarantor whose Guarantee is to be released in accordance with the terms of such Guarantee and this Indenture) shall not, and the Company shall not cause or permit any Guarantor to, consolidate with or merge with or into any Person other than the Company or any other Guarantor unless:”

Section 1.08.  Clause (ii) of Section 6.1 is hereby deleted in its entirety and replaced with the following:

“(ii)            the failure to pay the principal on any Securities, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Securities tendered pursuant to a Change of Control Offer);”

Section 1.09.  Section 7.2(k) is hereby deleted in its entirety and replaced with the following:

“(k)            Delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of the covenants hereunder.”

Section 1.10.  Section 7.5 (Notice of Default) is hereby deleted in its entirety and replaced with the following:

“If a Default or an Event of Default occurs and is continuing and the Trustee receives actual notice of such Default or Event of Default, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default occurs.  Except in the case of a Default or an Event of Default in payment of Accreted Value of, premium, if any, or interest on, if any, any Security, including an accelerated payment and the failure to make payment on the Change of Control Payment Date pursuant to a Change of Control Offer, the Trustee may withhold the notice if and so long as a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determines that withholding the notice is in the interest of the Securityholders.”

Section 1.10.  The first sentence of subsection (c) of Section 8.2 (Legal Defeasance and Covenant Defeasance) is hereby deleted in its entirety and replaced with the following:

“Upon the Issuer’s exercise under paragraph (a) hereof of the option applicable to this paragraph (c), the Issuer shall, subject to the satisfaction of the conditions set forth in Section 8.3, be released from its obligations, if any, under the covenants contained in Section 4.16 and Article Five with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, “Covenant Defeasance“), and the Securities shall thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “outstanding” for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes).”

Section 1.11.  The following language in Article Ten (Guarantee of Securities) is hereby deleted in its entirety wherever it appears:

“pursuant to Section 4.14”

Section 1.12.  Section 11.5 (“Statements Required in Certificate or Opinion”) is hereby deleted in its entirety and replaced with the following:

“Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, shall include:

(i)            a statement that the Person making such certificate or opinion has read such covenant or condition;

(ii)            a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions  contained in such certificate or opinion are based;

(iii)            a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)            a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with; PROVIDED, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers’ Certificate or certificates of public officials.”

Section 1.13.  Any Notes issued under any provision of the Indenture subsequent to the date of this Second Supplemental Indenture shall bear a notation, in form acceptable to the Trustee, referring to this Second Supplemental Indenture, and shall vary from the form attached to the Indenture as Exhibit A and Exhibit B as follows:

(a) Section 4 of the form of Note attached as Exhibit A and Exhibit B to the Indenture shall be deleted in its entirety and replaced with the following:

“4.            Indenture.

The Issuer issued the Securities under an Indenture dated as of December 20, 2002 (as amended pursuant to the First Supplemental Indenture dated as of May 21, 2003 and the Second Supplemental Indenture dated as of October 19, 2007 by and between the Company and the Trustee, the “Indenture”) by and between the Company and the Trustee.  This Security is one of a duly authorized issue of Securities of the Issuer.  Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Issuer unlimited in amount, of which an aggregate principal amount at maturity of $123,500,000 has been issued on the Issue Date.”

(b)  The text of each of Sections 8 and 15 of the form of Note attached as Exhibit A and Exhibit B to the Indenture shall be deleted in its entirety and replaced with the following:

“{Reserved}”.

(c)  The “Option of Holder to Elect Purchase” form attached to the form of Note attached as Exhibit A and Exhibit B to the Indenture shall be amended to delete the following:

“or Section 4.17” and “Section 4.17 ⁭”.

ARTICLE II
MISCELLANEOUS

Section 2.01.  Effectiveness.  This Second Supplemental Indenture will become effective upon the execution and delivery of the Second Supplemental Indenture by the parties hereto provided that the amendments to the Indenture set forth in Article I above shall not become operative unless and until Notes are accepted for payment by the Company pursuant to its Offer to Purchase and Consent Solicitation Statement dated October 2, 2007.

Section 2.02.  Confirmation.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  Upon the execution and delivery of this Second Supplemental Indenture by the Company and the Trustee, this Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.  Any and all references to the Indenture, whether within the Indenture or in any notice, certificate or other instrument or document, shall be deemed to include a reference to this First Supplemental Indenture (whether or not made), unless the context shall otherwise require.

Section 2.03.  Counterparts.  This Second Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

Section 2.04.  Governing Law.  This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

Section 2.05.  Trustee.  The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.  The recitals and statements herein are deemed to be those of the Issuer and Guarantors and not of the Trustee.

IN WITNESS WHEREOF, the parties hereto caused this Second Supplemental Indenture to be duly executed as of the date first written above.

Compass Minerals International, Inc.

By: /s/ Rodney L. Underdown
Rodney L. Underdown
Vice President and CFO; Secretary

The Bank of New York Trust Company, N.A., as Trustee

By: /s/ Roxanne Ellwanger
Roxanne Ellwanger
Assistant Vice President

        Signature Page – Second Supplemental Indenture